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                                                                   EXHIBIT 10.67

                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT dated as of March 15, 2001 (this "Agreement") made by CAREMARK RX, INC., a Delaware corporation (the "COMPANY"), the SUBSIDIARIES of the Company listed on the signature pages hereof (the "SUBSIDIARIES") and the ADDITIONAL GRANTORS (as defined in Section 19) (the Company, the Subsidiaries and the Additional Grantors being, collectively, the "GRANTORS"), to LASALLE BANK NATIONAL ASSOCIATION, as trustee ("TRUSTEE") for holders of the Secured Obligations (as defined below) under the Trust Agreement (as defined below).

                  PRELIMINARY STATEMENTS.

                  (1) The Company entered into a $1,000,000,000 Amended and Restated Credit Agreement dated as of June 9, 1998, as amended (the "EXISTING CREDIT AGREEMENT") with the financial institutions party thereto as lenders, swing line banks and issuing banks, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as syndication agents, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC), as arranger and Bank of America, N.A. (formerly known as NationsBank, N.A.) as administrative agent.

                  (2) The Company has issued $450,000,000 of its 7 3/8% Senior Notes due 2006 (the "SENIOR PUBLIC NOTES") pursuant to an Indenture dated as of October 8, 1996 (as supplemented from time to time, the "INDENTURE") among the Company, as issuer and U.S. Bank National Association, as successor trustee for the holders of the Senior Public Notes.

                  (3) To replace the Existing Credit Agreement, the Company concurrently herewith is entering into a Credit Agreement dated as of March 15, 2001 (as hereafter amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT" and, together with the Indenture, the "DEBT INSTRUMENTS") with the financial institutions party thereto from time to time as lenders, swing line banks, and issuing banks and as agents thereunder, including Bank of America, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") (such lenders, swing line banks, issuing banks and agents, collectively, the "PRIVATE LENDERS" and in connection therewith, the Subsidiaries have entered into a Guarantee dated the date hereof (as hereafter restated, amended, supplemented or otherwise modified from time to time the, "GUARANTEE") pursuant to which the Subsidiaries guaranteed the obligations of the Company under the Credit Agreement.

                  (4) The Company, the Subsidiaries and the Trustee have entered into a Trust Agreement dated as of the date hereof (as hereafter restated, amended, supplemented or otherwise modified from time to time the, "TRUST AGREEMENT").

                  (5) The Company from time to time may enter into interest rate hedge agreements (the "HEDGE AGREEMENTS") with financial institutions (the "HEDGE BANKS") party to the Credit Agreement to the extent permitted therein, and the obligations of the Company thereunder will be guaranteed by the Subsidiaries pursuant to the Guarantee.

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                  (6)      Pursuant to the Credit Agreement and the Indenture,
the Grantors are entering into this Agreement in order to grant to the Trustee, for the equal and ratable benefit of the Private Lenders, the holders of the Senior Public Notes and the Hedge Banks (the "SECURED PARTIES"), a security interest in the personal property and fixtures of the Grantors as provided herein now owned or hereafter acquired to secure, subject to the terms and conditions of this Agreement and the Trust Agreement, the payment of all of the Company's obligations owing under the Credit Agreement and the documents delivered in connection therewith, the Subsidiaries' and Additional Grantors' obligations owing under the Guarantee and the payment of all of the Company's obligations owing under the Senior Public Notes.

                  (7) Pursuant to the Trust Agreement, the Grantors have opened a trust account (the "TRUST ACCOUNT"), which may consist from time to time of one or more sub-accounts (as provided in the Trust Agreement) with the Trustee at its office at Chicago, Illinois, Account No. 60-8373-00-7, in the name of "CAREMARK RX, INC. TRUST ACCOUNT" and a L/C Cash Collateral Account (the "L/C CASH COLLATERAL ACCOUNT") with the Trustee at its office at Chicago, Illinois, Account No. 60-8373-01-5, in the name of "Caremark Rx, Inc. Cash Collateral Account," but in each case under the sole control and dominion of the Trustee and subject to the terms of this Agreement.

                  (8) Unless otherwise defined in this Agreement or in the Trust Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used herein as so defined.

                  NOW, THEREFORE, in consideration of the premises and in order to fulfill their obligations under the Debt Instruments, each Grantor hereby agrees with the Trustee for the equal and ratable benefit of the Secured Parties as follows:

                  Section 1.        Grant of Security.

                  Each Grantor hereby assigns and pledges to the Trustee for its benefit and the equal and ratable benefit of the Secured Parties, and hereby grants to the Trustee for its benefit and the equal and ratable benefit of the Secured Parties a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned (except in respect of Pledged Debt as provided for below) or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

                  (a) all equipment in all of its forms, all fixtures (except to the extent that a grant of a security interest in any such fixtures located on leased premises would not be permitted by the respective lease) and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");

                  (b) all inventory in all of its forms, and including, without limitation (i) raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which


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         such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

                  (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles, contract rights and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles, contract rights or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles, contract rights and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

                  (d)      the following (the "SECURITY COLLATERAL"):

                           (i) the shares set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto (the "INITIAL PLEDGED SHARES") and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                           (ii) all additional shares of stock from time to time acquired by such Grantor in any manner (such shares, together with the Initial Pledged Shares, being the "PLEDGED SHARES"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                           (iii) all indebtedness from time to time hereafter incurred by a single obligor, maker or payee and payable to such Grantor in a principal amount in excess of $1,000,000 (such indebtedness being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                           (iv) all other investment property (including any notes or securities issued by any entity) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property, and all letter of credit rights;


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                  (e)      the following (collectively, the "ACCOUNT
         COLLATERAL"):

                           (i)      the Trust Account and the L/C Cash
                  Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Trust Account;

                           (ii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                           (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

                           (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

                           (v) all deposit accounts of such Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts.

                  (f) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                           (i) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit C hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Grantor to the Trustee from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "PATENTS");

                           (ii)     all trademarks (including, without
                  limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Trustee from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or


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                  agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "TRADEMARKS");

                           (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Trustee from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "COPYRIGHTS");

                           (iv)     all confidential and proprietary
                  information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                           (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing, but excluding any of the foregoing that is the subject of an agreement incurred in the ordinary course of business containing customary terms which prohibit the assignment thereof or the granting of a security interest therein (such non-excluded property, the "COMPUTER SOFTWARE");

                           (vi)     all license agreements, permits,
                  authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person,


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                  including, without limitation, the license agreements set
                  forth in Schedule IV (excluding shrink wrap, click wrap and license agreements governing licenses of commercial off the shelf software, shareware, or freeware, as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Trustee from time to time or otherwise), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, but excluding any of the foregoing that is the subject of an agreement incurred in the ordinary course of business containing customary terms which prohibit such Grantor from assigning its rights thereto or granting a security interest therein, (such non-excluded property, the "LICENSES"); and

                           (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (g) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1 and this clause (g)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash;

provided, however, that none of the collateral described and none of the terms defined in clauses (a) - (g) above shall include any rights, assets or property assigned, sold or transferred, or in which a security interest is granted, by Caremark Inc. in connection with a Caremark Receivables Securitization as defined in the Credit Agreement.

                  Section 2.        Security for Obligations.

                  This Agreement secures, in the case of the Company, the payment of all obligations of the Company now or hereafter existing under the Debt Instruments and under any Hedge Agreement with a Hedge Bank permitted under the Credit Agreement, and, in the case of each other Grantor, the payment of all obligations of the Company now or hereafter existing under the Indenture and the payment of all obligations of such Grantor now or hereafter existing under the Guarantee, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS").

                  Section 3.        Grantors Remain Liable.

                  Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this


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Agreement had not been executed, (b) the exercise by the Trustee of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Debt Instrument, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment.

                  Section 4.        Delivery and Control of Security Collateral.

                  (a) All certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. For the better perfection of the Trustee's rights in and to the Security Collateral and the Account Collateral, each Grantor shall forthwith, upon the pledge of any Security Collateral or Account Collateral hereunder (other than deposit accounts), cause such Security Collateral or Account Collateral to be registered in the name of the Trustee or such of its nominees as the Trustee shall direct, subject only to the revocable rights specified in Section 14(a). In addition, the Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

                  (b) With respect to any Security Collateral that constitutes a security and is not represented or evidenced by a certificate or an instrument, each Grantor, at the request of the Trustee, shall cause the issuer thereof either (i) to register the Trustee as the registered owner of such security or (ii) to agree in writing with such Grantor and the Trustee that such issuer will comply with instructions with respect to such security originated by the Trustee without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Trustee.

                  (c) With respect to any Security Collateral that constitutes a security entitlement, each Grantor, at the request of the Trustee, shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Trustee as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Trustee that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Trustee without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Trustee.

                  (d) With respect to any Security Collateral that constitutes a securities account, each Grantor, at the request of the Trustee, will, in the case of a securities account, comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account.


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                  Section 5.        Maintaining the Trust Account.

                  Until the release of the collateral granted herein as provided in Section 6.1 of the Trust Agreement:

                  (a) The Grantors will maintain the Trust Account with the Trustee.

                  (b) It shall be a term and condition of the Trust Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Trust Account (except the Trust Agreement), and except as otherwise provided by the provisions of
         Section 17, that no amount (including interest or dividends on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Grantor or any other Person from the Trust Account.

The Trust Account shall be subject to such applicable laws and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

                  Section 6.        Maintaining the L/C Cash Collateral Account.

                  Until the release of the collateral granted herein as provided in Section 6.1 of the Trust Agreement:

                  (a) The Company will maintain the L/C Cash Collateral Account with the Trustee.

                  (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account (except the Trust Agreement), and except as otherwise provided by the provisions of Section 17, that no amount (including interest or dividends on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Grantor or any other Person from the L/C Cash Collateral Account.

The L/C Cash Collateral Account shall be subject to such applicable laws and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

                  Section 7. Investing of Amounts in the Trust Account and the L/C Cash Collateral Account.

                  The Trustee will, subject to the provisions of Section 17 hereof, from time to time invest amounts on deposit in the Trust Account and the L/C Cash Collateral Account as permitted by Section 3.3 of the Trust Agreement (such investments being the "COLLATERAL INVESTMENTS"). Interest and proceeds thereof that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Trust Account or L/C Cash Collateral Account, as the case may be.


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                  Section 8.        Representations and Warranties.

                  Each Grantor represents and warrants as follows:

                  (a) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule II hereto. The jurisdiction of formation of such Grantor is as set forth in Schedule III hereto. The chief executive office of such Grantor is located at the address specified therefor in Schedule III hereto. Such Grantor's federal tax identification number is set forth opposite such Grantor's name in Schedule III hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Trustee. None of the Receivables is evidenced by a promissory note or other instrument under the Credit Agreement is required to be delivered to the Trustee and that has not been delivered to the Trustee.

                  (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement and Permitted Liens (as defined in the Credit Agreement). No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Trustee relating to this Agreement. Such Grantor has no trade names.

                  (c) Such Grantor has exclusive possession and control of the Equipment and Inventory.

                  (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable.

                  (e) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the date hereof.

                  (f) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

                  (g) (1) The possession by the Trustee of the certificates representing the Pledged Shares, together with undated stock powers executed in blank, and of the instruments representing Pledged Debt duly indorsed or accompanied by duly executed instruments of transfer or assignment, creates a valid and perfected first priority security interest in such Pledged Shares and Pledged Debt, respectively, and (2) the pledge of the Security Collateral pursuant to this Agreement, the pledge and assignment of the Account Collateral pursuant hereto, and the filing of financing statements in respect of the Collateral in favor of the Trustee with the appropriate filing offices of the appropriate jurisdictions, create a valid and perfected first priority security interest in the Collateral to the extent such security interest can be perfected only by the filling of a financing statement, in each case securing the payment of the Secured Obligations.


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                  (h)      No authorization or approval or other action by, and
         no notice to or filing with, any United States, federal, state or local governmental authority or regulatory body is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been or will be duly filed, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been or will be duly recorded and the actions described in Section 4 with respect to Security Collateral, which actions will be taken and the filing or recording of fixture filings, or (iii) for the exercise by the Trustee of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

                  (i) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

                  (j)      As to itself and its Intellectual Property
         Collateral:

                           (i) To such Grantor's knowledge, the rights of such Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

                           (ii) Such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                           (iii) The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

                           (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or part, and to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.


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                           (v)      To such Grantor's knowledge, such Grantor
                  has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect in the United States, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and recordation of any of its interests in the Copyrights with the U.S. Copyright Office. Such Grantor has used proper statutory notice in connection with its use in the United States of each patent, trademark and copyright of the Intellectual Property Collateral.

                           (vi) Except as set forth on Schedule IV hereto, no action, suit, investigation, litigation or proceeding is pending or, to the knowledge of such Grantor, overtly threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party. To the best of such Grantor's knowledge except as set forth on Schedule IV hereto, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on
                  Schedule IV hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral other than in the ordinary course of business. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.

                           (vii) To such Grantor's knowledge, with respect to each License: (A) such License will not cease to be valid and binding and in full force as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (B) such Grantor has not received any notice of termination or cancellation under such License; (C) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; and (D) such Grantor has enforced quality control over the licenses of its Trademarks under the applicable Licenses.

                           (viii) To the best of such Grantor's acknowledge, none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor and its Affiliates (as defined in the Credit Agreement) and (B) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral.

                  Section 9.        Further Assurances.

                  (a) Each Grantor agrees that from time to time, at the expense of the each Grantor, each Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee, the Administrative Agent or the Public Trustee may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any Uniform Commercial Code or fixture financing statements; provided, however, that no Grantor shall be required to file or record any fixture financing statement where such filing or recording would result in a filing or recording tax or fee (other than nominal fees). Without limiting the generality of the foregoing, each Grantor will: (i) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Trustee hereunder such note or instrument duly indorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Trustee; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of each Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor will furnish to the Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Trustee may reasonably request, all in reasonable detail.

                  (d) Each Grantor shall provide the Trustee not less than 30 days' written notice prior to the effective date of the transfer of such Grantor's jurisdiction of formation so that all action required by this Section 9 shall have been taken prior thereto (and upon the taking of such action in such jurisdiction, Schedule III shall be automatically amended as appropriate).

                  Section 10. As to Equipment and Inventory. Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Trustee, at such other places in a jurisdiction where all action required by Section 9 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other places).

                  Section 11.       Insurance.

                  (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as shall be required under the Indenture and the Credit Agreement. Except during the continuance of an Actionable Default, each policy of each Grantor for liability insurance and property damage insurance shall provide for all losses to be paid on behalf of such Grantor or to be paid directly to such Grantor, respectively. Each such policy shall in addition (i) name such Grantor and the Trustee as insured parties thereunder (without any representation or warranty by or obligation upon the Trustee) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Trustee notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Trustee for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Trustee by the insurer. Each Grantor will, if so requested by the Trustee, deliver to the Trustee original or duplicate policies of such insurance and, as often as the Trustee may reasonably request, a report of a reputable insurance broker with respect to such insurance.

                  (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

                  (c) So long as no Actionable Default shall have occurred and be continuing, all insurance payments received by the Trustee in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Trustee to the applicable Grantor and to the extent required under the Credit Agreement or the Indenture, such Grantor shall use such insurance payments for the repair, replacement or restoration thereof. Upon the occurrence and during the continuance of any Actionable Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Trustee and shall, in the Trustee's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 17(b).

                  Section 12. Place of Perfection; Records; Collection of Receivables.

                  (a) Each Grantor will keep its chief executive office, the office where it keeps its records concerning the Collateral and Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Trustee, the Administrative Agent and the Public Trustee at such other locations in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral of such Grantor (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Related Contracts and chattel paper and will permit representatives of the Trustee, the Administrative Agent and the Public Trustee at any time during normal business hours to inspect and make abstracts from such records and other documents.

                  (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the direction of the Trustee, the Administrative Agent or the Public Trustee upon the occurrence and during the continuance of an Actionable Default, will take) such action as such Grantor or the Trustee may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Trustee shall have the right, upon the occurrence and during the continuance of an Actionable Default and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Trustee and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Trustee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Trustee referred to in the proviso to the preceding sentence,
         (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary indorsement) to be deposited in the Trust Account and either (A) released to such Grantor on such terms as provided in the Trust Agreement so long as no Actionable Default shall have occurred and be continuing or (B) if any Actionable Default shall have occurred and be continuing, applied as provided in Section 17(b),
         (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon and (iii) such Grantor will not permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the obligor thereof.

                  Section 13.       As to Intellectual Property Collateral.

                  (a) With respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, except in each case to the extent such Grantor has determined that such action is not appropriate or cost effective in light of costs associated with such action or the value of the related Intellectual Property Collateral. No Grantor shall, without the written consent of the Trustee, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

                  (b) Each Grantor shall take all steps which it or the Trustee, Administrative Agent or Public Trustee deems reasonable and appropriate under the circumstances and in the case of any of the Trustee, Administrative Agent or Public Trustee, which it reasonably requests to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

                  (c) With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit B hereto (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Trustee in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

                  (d) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral consisting of United States registered patents, trademarks and copyrights (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Grantor shall give written notice to the Trustee in accordance herewith of any such After-Acquired Intellectual Property within 30 days following the calendar quarter in which such ownership interest was obtained and (iv) such Grantor shall execute and deliver to the Trustee an IP Security Agreement Supplement in substantially the form of

         Exhibit C hereto covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other United States Federal governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

                  Section 14.       Voting Rights; Dividends; Etc.

                  (a) So long as no Actionable Default shall have occurred and be continuing:

                           (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Debt Instruments.

                           (ii) each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral; provided, however, that any and all

                           (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                           (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution, and

                           (C) cash paid, payable or otherwise distributed in exchange for any Security Collateral shall be, and shall be forthwith delivered to the Trustee to hold as, Security Collateral and shall, if received by each Grantor, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of each Grantor and be forthwith delivered to the Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

                           (iii) The Trustee shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as each Grantor may reasonably request for the purpose of enabling each Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Actionable Default:

                           (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to each Grantor by the Trustee, cease and (y) to receive the dividends and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and other distributions.

                           (ii) All dividends and other distributions that are received by each Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of each Grantor and shall be forthwith paid over to the Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

                  Section 15.       Transfers and Other Liens; Additional
Shares.

                  (a) Each Grantor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Debt Instruments, or
         (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Permitted Liens (as defined in the Credit Agreement).

                  (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

                  Section 16.       Trustee May Perform.

                  If any Grantor fails to perform any agreement contained herein, the Trustee may, as the Trustee deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so (and upon the occurrence and during the continuation of an Actionable Default without notice), itself perform, or cause performance of, such agreement, and the reasonable expenses of the Trustee incurred in connection therewith shall be payable by such Grantor as provided in the Trust Agreement.

                  (a)      The Trustee's Duties.

                  Without limiting the protections provided the Trustee under
Section 5 of the Trust Agreement (which are hereby incorporated herein by reference), the powers conferred on the Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  Section 17.       Remedies.

                  If any Actionable Default shall have occurred and be continuing:

                  (a) The Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Trustee forthwith, assemble all or part of the Collateral as directed by the Trustee and make it available to the Trustee at a place to be designated by the Trustee that is reasonably convenient to both parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable, (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to each Grantor of the time and place of any public sale or of the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be deposited into the Trust Account and may, in the discretion of the Trustee, be held by the Trustee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Trustee against the Secured Obligations as provided in Section 3.4 of the Trust Agreement.

                  (c) The Trustee may exercise any and all rights and remedies of each Grantor in respect of the Collateral.

                  (d) All payments received by each Grantor in respect of the Collateral shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of each Grantor and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary indorsement).

                  (e) The Trustee may, without notice to each Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Trust Account, the L/C Cash Collateral Account or any part thereof.

                  Section 18.       Registration Rights.

                  If the Trustee shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 17, the Company agrees that, upon request of the Trustee, the Company will, at its own expense:

                  (a) execute and deliver, and cause Caremark, Inc. and the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Trustee, advisable to register the shares thereof pledged hereunder under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify such shares under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such shares, as requested by the Trustee;

                  (c) cause such issuer to make available, as soon as practicable, an earnings statement that will satisfy the provisions of
         Section 11(a) of the Securities Act;

                  (d) provide the Trustee with such other information and projections as may be necessary or, in the opinion of the Trustee, advisable to enable the Trustee to effect the sale of such shares; and

                  (e) do or cause to be done all such other acts and things as may be necessary to make such sale of such shares or any part thereof valid and binding and in compliance with applicable law.

                  The Trustee is authorized, in connection with any sale of such shares pursuant to Section 17, to deliver or otherwise disclose to any prospective purchaser of such shares (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to such shares.

                  Section 19.       Amendments; Waivers; Additional Grantors;
Etc.

                  (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee with the written consent of the Administrative Agent and the Public Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Trustee or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "Additional GRANTOR" and shall be and become a Grantor hereunder and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental schedules I, II, III, and IV attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, and IV, respectively, hereto, and the Trustee may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

                  Section 20.       Notices; Etc.

                  All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied, or delivered to, in the case of a Grantor or the Trustee, addressed to it at its address specified in the Trust Agreement and, in the case of each Additional Grantor, addressed to it at its address set forth opposite such Additional Grantor's name on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid; provided, however, that any notices and other communications to the Trustee shall not be effective until received by the Trustee. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any


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Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

                  Section 21.       Continuing Security Interest.

                  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the release of all Collateral as provided in Section 6.1 of the Trust Agreement, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Secured Parties and their respective successors, transferees and assigns.

                  Section 22.       Execution in Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 23.       Governing Law.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        CAREMARK RX, INC.



                                        By: /s/ Peter J. Clemens
                                          --------------------------------------
                                        Title:  SVP & Treasurer


Address for Notices:                    CAREMARK INTERNATIONAL INC.
-------------------
3000 Galleria Tower
Suite 1000                              By: /s/ Peter J. Clemens
                                                Peter J. Clemens
Birmingham, AL  35244                   Title: VP
Telecopier No. (205) 733-9780
Attention:  Peter J. Clemens IV

                                        CAREMARK INC.

                                        By: /s/ Peter J. Clemens
                                                Peter J. Clemens
                                        Title:  VP


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